UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 27, 2020

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13251		52-2013874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

300 Continental Drive	Newark,	Delaware	19713
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (302) 451-0200
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.20 per share	SLM	The NASDAQ Global Select Market
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01    OTHER EVENTS.

On October 27, 2020, SLM Corporation, a Delaware corporation (the “Company”), issued a press release announcing the commencement of a tender offer (the “Tender Offer”) to purchase up to 2,000,000 shares of its Floating Rate Non-Cumulative Preferred Stock, Series B, par value $0.20 per share (the “Securities”). The consideration for each Security tendered and accepted for purchase pursuant to the Tender Offer will equal $45, plus accrued and unpaid dividends, if any. The Tender Offer will expire on November 24, 2020 at 11:59 p.m., New York City time, unless the Company extends it.

Attached as Exhibit 99.1, and incorporated by reference herein, is a copy of the Company’s press release dated October 27, 2020 related to the Tender Offer.

Tender Offer Statement

The Tender Offer has not yet commenced. This communication is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of the Securities. On the commencement date of the Tender Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related materials, will be filed with the Securities and Exchange Commission (the “SEC”) by the Company. The solicitation and offer to buy shares of the Securities will only be made pursuant to the offer to purchase, the letter of transmittal and the related materials that the Company will file as part of the Schedule TO. Holders of the Securities should carefully read those materials when they are available because they will contain important information, including the various terms and conditions of the Tender Offer. Neither the Company nor its directors make any recommendation as to whether to tender shares. Shareholders may obtain free copies, when available, of the tender offer statement on Schedule TO, the offer to purchase, the letter of transmittal and the related materials that will be filed by the Company with the SEC at the commission’s website at www.sec.gov. Once the Tender Offer is commenced, holders of the Securities also may obtain a copy of these documents, without charge, from the information agent for the Tender Offer.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1	Sallie Mae - Press Release - October 27, 2020

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
Date: October 27, 2020	By:	/s/ STEVEN J. MCGARRY
Steven J. McGarry
Executive Vice President and Chief Financial Officer